Exhibit 99.2

PERFORMANCE-BASED VESTING

BOINGO WIRELESS, INC.
2011 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
(2016 PERFORMANCE STOCK UNITS)

You have been granted restricted stock units (“RSUs”) representing shares of common stock of Boingo Wireless, Inc. (the “Company”) on the following terms:

Name of Recipient:	«Name»

Grant Date:	«DateGrant»

Number of RSUs with Vesting Subject to Revenue Growth Metrics (as described below):	«RevenueRSUs» (the “Revenue RSUs”)

Number of RSUs with Vesting Subject to EBITDA Margin (as described below):	«EBITDARSUs» (the “EBITDA RSUs”)

Maximum Number of RSUs Subject to Award:	«AwardRSUs» (the “Award RSUs”)

Deadline for Performance Goal Achievement:	December 31, 2017 (the “Deadline”)

You and the Company agree that the RSUs are granted under and governed by the terms and conditions of the 2011 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement, both of which have been made available to you and are made a part of this document.  Terms not otherwise defined herein shall have the meaning set forth in the Plan.

You further agree to accept electronically all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.

You further agree to comply with the Company’s Securities Trading Policy when selling shares of the Company’s common stock.

RECIPIENT	BOINGO WIRELESS, INC.

By:
Title:

PERFORMANCE-BASED VESTING

BOINGO WIRELESS, INC.
2011 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Grant of RSUs

Subject to all of the terms and conditions set forth in the Notice of Restricted Stock Unit Award (the “Grant Notice”), this Agreement and the Plan, the Company has granted to you the Award RSUs set forth in the Grant Notice.

All capitalized terms used in this Agreement shall have the meanings assigned in this Agreement, the Grant Notice or the Plan.

Revenue Growth Metrics

Provided that your Service continues through the Deadline, you will vest in a percentage of the Revenue RSUs, contingent upon the Company’s achievement of an average revenue growth rate over the two consecutive fiscal years beginning January 1, 2016 and ending December 31, 2017 (the “Performance Period”), as compared with the revenue in the fiscal year ended December 31, 2015, as follows:

	Revenue Growth in the Performance Period	Percentage of Revenue RSUs Vesting
	Less than [ ]%	[	]%
	[ ]% or more, but less than [ ]%	[	]%
	[ ]% or more	[	]%

EBITDA Margin Metrics

Provided that your Service continues through the Deadline, you will vest in a percentage of the EBITDA RSUs, contingent upon the Company’s achievement of EBITDA margin at the end of the last fiscal year in the Performance Period, as follows:

	EBITDA Margin at End of Performance Period	Percentage of EBITDA RSUs Vesting
	Less than [ ]%	[	]%
	[ ]% or more, but less than [ ]%	[	]%
	[ ]% or more	[	]%

Determination of Performance Goals

Except as otherwise provided herein, no Award RSUs will vest unless and until the above-referenced performance goals (each, a “Performance Goal”) have (a) occurred and have been certified by the Committee (the date of such determination, the “Determination Date”), and (b) your Service continues through the Deadline. A Performance Goal will not be deemed satisfied or achieved until the Committee, having sufficient information on which to base its conclusion, determines that it has been satisfied or achieved.

Revenue growth and EBITDA margin rate will be determined in accordance with U.S. GAAP, except that the Committee reserves the discretion to make adjustments to the Performance Goals by excluding the effects of any of the following events: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, and (e) extraordinary, unusual or non-recurring items, that may occur between the Grant Date and the Determination Date. Straight-line interpolation will be used for amounts between any increments set forth in the tables above.

To the extent that a Performance Goal has not been achieved by the Deadline, with such achievement certified by the Committee not later than March 1st of the year following the Deadline, then any remaining unvested Award RSUs corresponding to the Performance Goal will be forfeited. The Award RSUs shall in all events terminate and cease to remain outstanding after March 15th of the year following the Deadline.

No more than 150% of the Revenue RSUs and 150% of the EBITDA RSUs may vest in total under this award.

Service-Based Vesting Conditions

[Provided that you remain in continuous Service, 66 2/3% of the Revenue RSUs and 66 2/3% of the EBITDA RSUs will vest on the Determination Date; an additional 8 1/3% of the Revenue RSUs and 8 1/3% of the EBITDA RSUs will vest on May 1, 2018, and an additional 8 1/3% of the Revenue RSUs and EBITDA RSUs, respectively, will vest when you complete each quarterly period of continuous Service thereafter.] [Should you remain in continuous Service through February 1, 2019, 100% of the Revenue RSUs and 100% of the EBITDA RSUs will vest on such date.]

Vesting Acceleration

No RSUs will vest after your Service has terminated for any reason, except as otherwise provided or as set forth in any written agreement signed by you and the Company.

Should a Change in Control occur prior to the Determination Date (after the Deadline, but no later than March 15, 2018), achievement shall be deemed to occur at target, and 100% of the Revenue RSUs and 100% of the EBITDA RSUs will be eligible to vest over your continuous Service thereafter. Should a Change in Control occur on or after the Determination Date, the number of Revenue RSUs and EBITDA RSUs will be determined on the basis of actual achievement, and you will be eligible to vest over your continuous Service thereafter based.

Should you experience an Involuntary Termination (as defined in a letter agreement between you and the Company (the “Employment Agreement”)) either prior to a Change in Control or more than 12 months after such a Change in Control, the percentage of Revenue RSUs and EBITDA RSUs (determined at 100% of target if before the Determination Date, and on the basis of actual achievement if on or after the Determination Date) that will vest will be equal to the quotient obtained by dividing the (i) the number of whole months of your continuous Service between February 1, 2016 and the date of the Involuntary Termination after giving you credit for an additional [_] months of continuous Service, by (ii) 36; provided that no more than the total number of Revenue RSUs and EBITDA RSUs (determined at 100% of target if before the Determination Date, and on the basis of actual achievement if on or after the Determination Date) will vest in connection with such Involuntary Termination. Should you experience an Involuntary Termination (as defined in the Employment Agreement) within 12 months following a Change in Control, you will receive full service credit under the RSUs, and will be fully vested in the Revenue RSUs and EBITDA RSUs (determined at 100% of target if before the Determination Date, and on the basis of actual achievement if on or after the Determination Date).

Forfeiture

If your Service terminates for any reason, then your RSUs will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination of your Service. This means that any RSUs that have not vested under this Agreement will be cancelled immediately. You receive no payment for RSUs that are forfeited. The Company determines when your Service terminates for this purpose.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by applicable law, the Company’s leave of absence policy, or the terms of your leave. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule.

Settlement of RSUs

Each RSU may be settled on the first Permissible Trading Day that occurs on or after the day when the RSU vests. However, each RSU must be settled not later than March 15th of the calendar year following the calendar year in which the RSU vests.

At the time of settlement, you will receive one share of the Company’s common stock for each vested RSU. But the Company, at its sole discretion, may substitute an equivalent amount of cash if the distribution of stock is not reasonably practicable due to the requirements of applicable law. The amount of cash will be determined on the basis of the market value of the Company’s common stock at the time of settlement.

No fractional shares will be issued upon settlement.

“Permissible Trading Day”

“Permissible Trading Day” means a day that satisfies each of the following requirements:

•      The Nasdaq Global Market is open for trading on that day;

•      You are permitted to sell shares of the Company’s common stock on that day without incurring liability under Section 16(b) of the Securities Exchange Act of 1934, as amended;

•      Either (a) you are not in possession of material non-public information that would make it illegal for you to sell shares of the Company’s common stock on that day under Rule 10b-5 of the Securities and Exchange Commission or (b) Rule 10b5-1 of the Securities and Exchange Commission is applicable;

•      Under the Company’s Securities Trading Policy, you are permitted to sell shares of the Company’s common stock on that day; and

•      You are not prohibited from selling shares of the Company’s common stock on that day by a written agreement between you and the Company or a third party.

Section 409A

This paragraph applies only if the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h) and it is determined that settlement of these RSUs is not exempt from Code Section 409A. If this paragraph applies, then any RSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service, or (ii) your death.

Nature of RSUs

No payment is required for the RSUs that you are receiving. Your RSUs are mere bookkeeping entries and represent the Company’s unfunded and unsecured promise to issue shares of common stock (or distribute cash) to you on a future date. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.

No Voting Rights or Dividends

Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing shares of the Company’s common stock.

RSUs Nontransferable	You may not sell, transfer, assign, pledge or otherwise dispose of any RSUs. For instance, you may not use your RSUs as security for a loan.

Beneficiary Designation

You may dispose of your RSUs in a written beneficiary designation. A beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you file no beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested RSUs that you hold at the time of your death.

Withholding Taxes

No stock certificates or cash will be distributed to you unless you have made arrangements satisfactory to the Company for the payment of any withholding taxes that are due as a result of the vesting or settlement of RSUs. At the discretion of the Company, these arrangements may include (a) payment in cash, (b) payment from the proceeds of the sale of shares through a Company-approved securities broker, (c) withholding shares of Company stock that otherwise would be issued to you when the RSUs are settled with a fair market value no greater than the minimum amount required to be withheld by law, (d) surrendering shares that you previously acquired with a fair market value no greater than the minimum amount required to be withheld by law, or (e) withholding cash from other compensation. The fair market value of withheld or surrendered shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the withholding taxes.

To the extent you fail to make satisfactory arrangements for the payment of any required withholding taxes, you will permanently forfeit the applicable RSUs.

Restrictions on Resale

You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Notices

Any notices provided for in this award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this award by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Retention Rights

Your award or this Agreement does not give you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of your RSUs will be adjusted accordingly, as the Company may determine pursuant to the Plan.

Effect of Significant Corporate Transactions

If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your RSUs from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.

The Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY YOUR ACCEPTANCE OF THIS GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.